================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 2003


                                VERITAS DGC INC.
             (Exact Name of Registrant As Specified In Its Charter)


               DELAWARE                                001-7427                              76-0343152
     (State or Other Jurisdiction                (Commission File No.)                    (I.R.S. Employer
           of Incorporation)                                                             Identification No.)


                              10300 TOWN PARK DRIVE
                              HOUSTON, TEXAS 77072
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                  832-351-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS


EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1               Press release of Veritas DGC Inc. dated November 24, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On November 24, 2003, Registrant issued a press release reporting earnings and other financial results for its first fiscal quarter ended October 31, 2003. A copy of the press release is attached as Exhibit 99.1.

                  THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED "FILED" FOR THE PURPOSES OF
SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         VERITAS DGC INC.
                                         (Registrant)



                                               /s/ Matthew D. Fitzgerald
                                         ---------------------------------------
                                                   Matthew D. Fitzgerald
                                                  Executive Vice President,
                                           Chief Financial Officer and Treasurer


Date: November 24, 2003

                                  EXHIBIT INDEX



EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1               Press release of Veritas DGC Inc. dated November 24, 2003.